Morgan Stanley China A Share Fund, Inc.
Portfolio of Investments
First Quarter Report
March 31, 2021 (unaudited)

	Shares	Value (000)
Common Stocks (98.5%)
Banks (7.6%)
Bank of Communications Co., Ltd., Class A	23,236,539	$17,547
Industrial & Commercial Bank of China Ltd., Class A	29,450,683	24,891
		42,438
Beverages (3.1%)
Jiangsu Yanghe Brewery Joint-Stock Co., Ltd., Class A	263,500	6,620
Kweichow Moutai Co., Ltd., Class A	34,001	10,421
		17,041
Capital Markets (3.1%)
Huatai Securities Co. Ltd., Class A	6,762,815	17,498

Communications Equipment (0.9%)
Guangzhou Haige Communications Group, Inc. Co., Class A	3,111,802	4,804

Electronic Equipment, Instruments & Components (10.9%)
Foxconn Industrial Internet Co. Ltd., Class A	14,518,496	31,828
Unisplendour Corp. Ltd., Class A	1,873,877	5,671
Universal Scientific Industrial Shanghai Co., Ltd., Class A	7,797,832	23,019
		60,518
Food & Staples Retailing (0.8%)
Yixintang Pharmaceutical Group Co. Ltd., Class A	611,000	4,321

Food Products (11.2%)
Chacha Food Co. Ltd., Class A	2,047,425	15,308
Inner Mongolia Yili Industrial Group Co., Ltd., Class A	2,061,115	12,587
Petpal Pet Nutrition Technology Co. Ltd., Class A (a)	3,033,163	13,881
Shanghai Milkground Food Tech Co. Ltd., Class A (a)	1,555,600	13,501
Yantai China Pet Foods Co. Ltd., Class A	1,001,776	6,813
		62,090
Health Care Providers & Services (5.1%)
Shanghai Pharmaceuticals Holding Co., Ltd. H Shares (b)	14,602,800	28,664

Hotels, Restaurants & Leisure (2.3%)
Guangzhou Restaurant Group Co. Ltd., Class A	2,211,491	12,753

Household Durables (4.4%)
Haier Smart Home Co., Ltd., Class A	2,679,432	12,745
Midea Group Co., Ltd., Class A	945,392	11,860
		24,605
Independent Power & Renewable Electricity Producer (3.1%)
China Yangtze Power Co., Ltd., Class A	5,274,207	17,251

Insurance (1.9%)
China Pacific Insurance Group Co., Ltd. H Shares (b)	2,663,200	10,500

Life Sciences Tools & Services (1.1%)
Pharmaron Beijing Co. Ltd., Class H (b)	328,800	6,213

Machinery (2.2%)
Hefei Meiya Optoelectronic Technology, Inc., Class A	1,210,000	7,806
Weichai Power Co. Ltd., Class A	1,512,300	4,439
		12,245

Morgan Stanley China A Share Fund, Inc.
Portfolio of Investments
First Quarter Report
March 31, 2021 (unaudited)(cont’d)

Media (4.6%)
Guangdong South New Media Co. Ltd., Class A	1,233,314	9,061
Shandong Publishing & Media Co. Ltd., Class A	15,766,834	14,312
Southern Publishing & Media Co., Ltd., Class A	1,973,399	2,411
		25,784
Pharmaceuticals (20.2%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	13,159,338	49,104
Jiangsu Hengrui Medicine Co., Ltd., Class A	582,723	8,186
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	6,884,709	15,576
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	3,404,582	6,659
Mayinglong Pharmaceutical Group Co. Ltd., Class A	1,936,140	5,491
Yunnan Baiyao Group Co., Ltd., Class A	1,110,200	20,410
Yunnan Baiyao Group Co., Ltd. (c)	407,000	7,221
		112,647
Real Estate Management & Development (8.2%)
China Merchants Property Operation & Service Co. Ltd., Class A	7,125,567	21,469
China Merchants Shekou Industrial Zone Holdings Co., Ltd., Class A	7,490,877	14,022
China Vanke Co., Ltd., Class A	1,675,272	7,667
China Vanke Co., Ltd. H Shares (b)	620,000	2,429
		45,587
Software (4.6%)
Beijing Thunisoft Corp., Ltd., Class A	8,842,020	25,589

Transportation Infrastructure (3.2%)
Jiangsu Expressway Co., Ltd., Class A	6,998,591	10,623
Shenzhen Airport Co., Ltd., Class A	5,179,100	7,016
		17,639
Total Common Stocks (Cost $524,274)		548,187

Corporate Bonds (0.3%)
Information Technology (0.3%)
Universal Scientific Industrial Shanghai Co., Ltd., Class A 1.00%, 3/3/27 (Cost $1,623)	10,498	1,602
Short-Term Investment (0.5%)
Investment Company (0.5%) Morgan Stanley Institutional Liquidity Funds - Government Portfolio - Institutional Class (d) (Cost $2,983)	2,983,428	2,983
Total Investments (99.3%) (Cost $528,880) (e)(f)		552,772
Other Assets in Excess of Liabilities (0.7%)		3,750
Net Assets (100.0%)		$556,522

Morgan Stanley China A Share Fund, Inc.
Portfolio of Investments
First Quarter Report
March 31, 2021 (unaudited)(cont’d)

(a)	Non-income producing security.
(b)	Security trades on the Hong Kong exchange.
(c)	Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules (“restricted security”). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The Fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at March 31, 2021 amounts to approximately $7,221,000 and represents 1.3% of net assets.
(d)	The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds - Government Portfolio - (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the three months ended March 31, 2021, advisory fees paid were reduced by approximately $1,000 relating to the Fund's investment in the Liquidity Funds.
(e)	The Fund is permitted to purchase and sell securities ("cross-trade") from and to other Morgan Stanley Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Directors in compliance with Rule 17a-7 under the Act (the "Rule"). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the three months ended March 31, 2021, the Fund did not engage in any cross-trade transactions.
(f)	At March 31, 2021, the aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is approximately $44,851,000 and the aggregate gross unrealized depreciation is approximately $20,959,000, resulting in net unrealized appreciation of approximately $23,892,000.

Portfolio Composition
Classification	Percentage of Total Investments
Other*	36.3%
Pharmaceuticals	20.4
Food Products	11.2
Electronic Equipment, Instruments & Components	11.0
Real Estate Management & Development	8.2
Banks	7.7
Health Care Providers & Services	5.2
Total Investments	100.0%

*	Industries and/or investment types representing less than 5% of total investments.

Morgan Stanley China A Share Fund, Inc.

Notes to the Portfolio of Investments ▪ March 31, 2021 (unaudited)

Security Valuation: (1) An equity portfolio security listed or traded on an exchange is valued at its latest reported sales price (or at the exchange official closing price if such exchange reports an official closing price), and if there were no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant exchanges. If only bid prices are available then the latest bid price may be used. Listed equity securities not traded on the valuation date with no reported bid and asked prices available on the exchange are valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (2) all other equity portfolio securities for which over-the-counter (“OTC”) market quotations are readily available are valued at the latest reported sales price (or at the market official closing price if such market reports an official closing price), and if there was no trading in the security on a given day and if there is no official closing price from relevant markets for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available on the relevant markets. An unlisted equity security that does not trade on the valuation date and for which bid and asked prices from the relevant markets are unavailable is valued at the mean between the current bid and asked prices obtained from one or more reputable brokers or dealers; (3) certain portfolio securities may be valued by an outside pricing service/vendor approved by the Fund's Board of Directors (the "Directors"). The pricing service/vendor may employ a pricing model that takes into account, among other things, bids, yield spreads and/or other market data and specific security characteristics. Alternatively, if a valuation is not available from an outside pricing service/vendor, and the security trades on an exchange, the security may be valued at its latest reported sale price (or at the exchange official closing price if such exchange reports an official closing price), prior to the time when assets are valued. If there are no sales on a given day and if there is no official exchange closing price for that day, the security is valued at the mean between the last reported bid and asked prices if such bid and asked prices are available in the relevant exchanges. If only bid prices are available then the latest bid price may be used. If Morgan Stanley Investment Management Inc. (the “Adviser”), a wholly-owned subsidiary of Morgan Stanley, determines that the price provided by the outside pricing service/vendor or exchange does not reflect the security’s fair value or is unable to provide a price, prices from brokers or dealers may also be utilized. In these circumstances, the value of the security will be the mean of bid and asked prices obtained from brokers or dealers; (4) when market quotations are not readily available, including circumstances under which the Adviser determines that the closing price, last sale price or the mean between the last reported bid and asked prices are not reflective of a security’s market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business of the New York Stock Exchange (“NYSE”). If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Directors or by the Adviser using a pricing service and/or procedures approved by the Directors; (5) quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE; and (6) investments in mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day.

The Directors have responsibility for determining in good faith the fair value of the investments, and the Directors may appoint others, such as the Fund's Adviser or a valuation committee, to assist the Directors in determining fair value and to make the actual calculations pursuant to the fair valuation methodologies previously approved by the Directors. Under procedures approved by the Directors, the Fund's Adviser has formed a Valuation Committee whose members are approved by the Directors. The Valuation Committee provides administration and oversight of the Fund’s valuation policies and procedures, which are reviewed at least annually by the Directors. These procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Fair Value Measurement: Financial Accounting Standards Board (“FASB”) Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurement" (“ASC 820”), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

• Level 3 – significant unobservable inputs including the Fund’s own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of March 31, 2021:

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Banks	$42,438	$—	$—	$42,438
Beverages	17,041	—	—	17,041
Capital Markets	17,498	—	—	17,498
Communications Equipment	4,804	—	—	4,804
Electronic Equipment, Instruments & Components	60,518	—	—	60,518
Food & Staples Retailing	4,321	—	—	4,321
Food Products	62,090	—	—	62,090
Health Care Providers & Services	28,664	—	—	28,664
Hotels, Restaurants & Leisure	12,753	—	—	12,753
Household Durables	24,605	—	—	24,605
Independent Power & Renewable Electricity Producers	17,251	—	—	17,251
Insurance	10,500	—	—	10,500
Life Sciences Tools & Services	6,213	—	—	6,213
Machinery	12,245	—	—	12,245
Media	25,784	—	—	25,784
Pharmaceuticals	105,426	7,221	—	112,647
Real Estate Management & Development	45,587	—	—	45,587
Software	25,589	—	—	25,589
Transportation Infrastructure	17,639	—	—	17,639
Total Common Stocks	540,966	7,221	—	548,187
Corporate Bonds	—	1,602	—	1,602
Short-Term Investment
Investment Company	2,983	—	—	2,983
Total Assets	$543,949	$8,823	$—	$552,772

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes.